SECOND AMENDMENT TO 1996 REVOLVING CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO 1996 REVOLVING CREDIT AGREEMENT (the "Second Amendment"), dated as of December 27, 1996, is intended to amend the terms of the 1996 Revolving Credit Agreement (the "Agreement") dated as of June 28, 1996, among DATA TRANSMISSION NETWORK CORPORATION, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL BANK, WAHOO, NEBRASKA, NBD BANK, NORWEST BANK NEBRASKA, N.A., AGAMERICA, FCB (assignee of FARM CREDIT SERVICES OF THE MIDLANDS, PCA), THE SUMITOMO BANK, LIMITED, MERCANTILE BANK OF ST. LOUIS, N.A., FIRST BANK, NATIONAL ASSOCIATION, and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as amended by the First Amendment to 1996 Revolving Credit Agreement (the "First Amendment") dated as of July 31, 1996. The parties to this Second Amendment shall include the original parties to the Agreement, BANK OF MONTREAL, a Canadian bank represented by its office at 430 Park Avenue, New York, New York, 10022 ("Montreal"), and LASALLE NATIONAL BANK, a national banking association being represented by its office at One Metropolitan Square, 211 North Broadway, St. Louis, Missouri 63102. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have their respective meanings set forth in the Agreement. The Agreement shall be amended as set forth below.

         Section 1. The following definitions of "Article I: Definitions" of the Agreement shall be amended to read as follows:

         Farm Credit:               AgAmerica,  FCB, a  farm  credit bank doingb
                                    business  at 206 South 19th  Street,  Omaha,
                                    Nebraska  68102-1745,  as  assignee  of Farm
                                    Credit Services of the Midlands, P.C.A.

         Notes: (i) The Revolving Credit Notes, the Convert-ed Notes and Existing Term Notes, the Acquisition Notes, and such additional similar notes as may be issued to certain additional Lenders, and all extensions, renewals, and substitutions of or for the foregoing; and (ii) notes and, in the case of interest rate protection contracts, such contracts evidencing the obligations of the Borrower to any Lender under the Related Bank Debt.

         Related Bank Debt:         The aggregate unpaid balance of all indebt-
                                    edness, now or hereafter existing (including
                                    future  advances) under (i) the Related Loan
                                    Agreement,  including,  without  limitation,
                                    the amounts  outstanding under those certain
                                    promissory notes from the Borrower to FNB-O,
                                    FirsTier  and FNB-W  dated as of October 13,
                                    1992,   and   December  7,  1992,   and  all
                                    extensions, renewals, and substitutions of or for the foregoing; and (ii) certain interest rate protection contracts entered into from time to time by the Borrower with one or more of the Lenders.

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         Total Indebtedness:        All loans and other obligations   of  the
                                    Borrower  and  its   Subsidiaries,   without
                                    duplication,  for borrowed money (including,
                                    without limitation,  the indebtedness due to
                                    the  Lenders)  regardless  of  the  maturity
                                    thereof  but such  term  shall  not  include
                                    subordinated  debt of the Borrower,  as such
                                    term is  defined  in the  definition  of Net
                                    Worth up to $15,000,000 if such subordinated
                                    debt  is  existing  on  May  3,  1996.   For
                                    purposes  of  this   definition   of  "Total
                                    Indebtedness,    "indebtedness    under   an
                                    interest  rate  protection  agreement  shall
                                    mean  the  amount  if  any,  at the  time of
                                    determination,  of the unpaid  Interest Rate
                                    Protection   Contract   Amounts;   provided,
                                    however, that solely for purposes of voting under this Agreement by the Lenders, "Total Indebtedness" will not include such Interest Rate Protection Contract Amounts.

         Section 2. The following definitions shall be added to Article I of the Agreement:

         Interest Rate
         Protection Contract
         Amounts: "Interest Rate Protection Contract Amounts" shall mean amounts due from the Borrower under interest rate protection contracts between the Borrower and one or more Lenders as to (i) the interest differential amounts due in respect of periodic netting payments under any such contract, and (ii) any amount due as a result of marking to market the Borrower's obligations under any such contract upon the occurrence of an event of default under, or other early termination of, such contract; in either case without inclusion of fees and other expenses related to such contract. Such Interest Rate Protection Contract Amounts shall be reported in writing to FNB-O and the Borrower by the applicable Lender at such times as shall be appropriate to carry out the intent of this Agreement.

         LaSalle: LaSalle National Bank, a national banking association having its principal place of business at 135 South LaSalle Street, Chicago, Illinois 60603.

         Section 3. On the date of this Second Amendment, the Borrower shall prepay in full the principal amount of, and accrued interest through such date on, the Revolving Credit Note in the principal amount of $9,603,600 payable to Farm Credit, which Revolving Credit Note has been assigned to AgAmerica. Simultaneously, upon
                           (a) receipt by the Borrower of the $9,603,600 Revolving Credit Note payable to Farm Credit, marked "canceled and paid in full" by AgAmerica, and (b) the

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                           payment of $7,469,462 in immediately available  funds
                           from   LaSalle  to  FNB-O  for  the  account  of  the
                           Borrower,  the  Borrower  shall  issue to  LaSalle  a
                           Revolving  Credit  Note in the  principal  amount  of
                           $9,603,600,   such   Revolving   Credit  Note  to  be
                           substantially in the form attached to this Second Amendment as Attachment A. Thereafter, (i) LaSalle shall be deemed to be a "Lender" and a "Revolving Lender" under the Agreement and AgAmerica shall cease to be a "Lender" and a "Revolving Lender" thereunder; and (ii) the reference to Farm Credit in clause (v) of Section 2.1 of the Agreement shall be deemed to be a reference to LaSalle.
         Section 4. Section 2.6 of the Agreement shall be amended to read as follows:

                           2.6 Payments. All obligations of the Borrower under the Related Bank Debt (other than obligations under any interest rate protection contract), Revolving Credit Notes and Converted Notes and under the other Operative Documents shall be payable in immediately available funds in lawful money of the United States of America at the principal office of FNB-O in Omaha, Nebraska or at such other address as may be designated by FNB-O in writing. In the event that a payment day is not a Business Day, the payment shall be due on the next succeeding Business Day.

         Section 5.        (a)      The  first  sentence  of Section 7.1 of the
                                    Agreement   shall  be  amended  to  read  as
                                    follows:

                           FNB-O  will  act  as  sole   servicer  of  the  loans
                           evidenced by the Notes (other than in connection with interest rate protection contracts).

                           (b) The penultimate sentence of Section 7.1 shall be amended to read as follows:

                           Notwithstanding the foregoing, unanimous approval of the applicable Lenders under the respective Notes shall be required for: (i) any reduction or compromise of the principal loan amount of such Notes, the amount or rate of interest accrued or accruing thereon or the fees due hereunder; and (ii) extension of the date of any scheduled payment; and unanimous consent of all the Lenders shall be required for (iii) permitting the sale of or releasing the security interest of the Lenders in Collateral which comprises more than ten percent (10%) of net book value of fixed assets of the Borrower; and (iv) any amendment of Sections 7.1 or
                           7.2 hereof.

         Section 6. Subsection 7.2(bb) of the Agreement shall be amended to read as follows:

                                    (bb)  second,  pari passu among the Lenders,
                           based on their respective pro rata shares of the funds to be applied. Each Lender's pro rata share shall be equal to a fraction, (x) the numerator of which shall be the total

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                           principal loan amount then outstanding which is owing
                           to each such Lender under its Notes, and (y) the denominator of which shall be the total principal loan amount then outstanding which is owing to the Lenders under all Notes. As to any Note which represents an obligation of the Borrower to one or
                           more  Lenders  under  an  interest  rate   protection
                           contract, "principal loan amount then outstanding" shall mean, as of the date of determination by FNB-O of the Lenders' respective pro rata shares, the
                           amount,   if  any,  of  the  unpaid   Interest   Rate
                           Protection Contract Amounts.

         Section 7.        The following  sentence shall be added to  the end of
                           Section 7.4 of the Agreement:

                           For purposes of this Section 7.4, "Notes" shall not include interest rate protection contracts.

         Section 8. The Borrower hereby restates for the benefit of the Lenders the representations and warranties contained in Article III of the Agreement and affirms that such representations and warranties are true and correct as of the date of this Second Amendment. Notwithstanding the foregoing, representations of the Borrower as to UCC filings in respect of the Collateral are hereby amended to reflect such additional filings as shall have been made in favor of the Lenders.

         Section 9. The Lenders hereby acknowledge and consent to the Third Amendment to the 1996 Term Credit Agreement dated as of the date hereof among the parties herein (not including Boatmen's).

         Section 10. This Second Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Section 11. This Second Amendment shall be effective upon the execution and delivery thereof by the parties hereto. References in the Notes to the Loan Agreement shall be deemed amended to refer to the Loan Agreement as amended by the First Amendment and this Second Amendment.

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         IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT
TO 1996 REVOLVING CREDIT AGREEMENT dated as of December 27, 1996.


                                            DATA TRANSMISSION NETWORK
                                            CORPORATION


                                            By     /s/  Brian Larson
                                                  ------------------------
                                            Title: Vice President, CFO,
                                                   Secretary and Treasurer



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                                            FIRST NATIONAL BANK OF OMAHA


                                            By          /s/  JP Bonham
                                                       ------------------------
                                            Title:      Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/  BL
                                                       ------------------------

                                            Borrower

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                                            THE SUMITOMO BANK, LIMITED


                                            By       /s/ Teresa A. Lekich
                                                  ------------------------
                                            Title:  Vice President


                                            By         /s/  H.W. Redding
                                                  ------------------------
                                            Title:  Vice President & Manager







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/  BL
                                                       ------------------------


                                            Borrower

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                                            FIRST NATIONAL BANK,
                                            WAHOO, NEBRASKA


                                            By        Elizabet Rezac
                                                  ------------------------
                                            Title:    2nd Vice President








NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:   /s/  BL
                                                       ------------------------

                                            Borrower

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                                            NBD BANK


                                            By         /s/   D.J. Pienta
                                                       ------------------------
                                            Title:     Vice President










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            NORWEST BANK NEBRASKA, N.A.



                                            By
                                            Title:












NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            AGAMERICA, FCB
                                            (assignee of FARM CREDIT
                                            SERVICES OF THE MIDLANDS, PCA)



                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            MERCANTILE BANK OF ST. LOUIS, N.A.



                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            FIRST BANK, NATIONAL ASSOCIATION



                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            BOATMEN'S NATIONAL BANK OF ST. LOUIS



                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower



                                    14


                                    - 102 -
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                                            BANK OF MONTREAL


                                            By
                                            Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower






3796v2

                                    15

                                            LASALLE NATIONAL BANK


                                            By
                                            Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower






 3796

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